Munder Cash Investment Fund

Class A, B, C, K & Y Shares

Munder Tax-Free Money Market Fund

Class A, K & Y Shares

Supplement Dated October 8, 2008

To Prospectuses Dated October 31, 2007

Expanded Reinstatement Privilege for Money Market Fund Shareholders

The following expanded reinstatement privilege applies to Munder Cash Investment Fund Class A, B and C shares investors and Munder Tax-Free Money Market Fund Class A shares investors who owned shares at any time on or after September 2, 2008:

For one year after you redeem your shares voluntarily or by operation of a Fund liquidation, you may invest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). This privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a contingent deferred sales charge (CDSC) when redeemed. The Class A shares purchased under this privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount. You may use this privilege only once with respect to redeemed shares of a Fund. You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE